EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2005	2004	2005	2005	2005	2004
Interest & Loan Fees Income	$89,490	$73,793	$82,179	$79,276	$250,945	$215,904
Tax Equivalent Adjustment	3,325	2,666	2,968	2,765	9,058	8,469

Interest & Fees Income (FTE)	92,815	76,459	85,147	82,041	260,003	224,373
Interest Expense	32,832	21,624	28,721	26,286	87,839	64,739

Net Interest Income (FTE)	59,983	54,835	56,426	55,755	172,164	159,634

Credit Loss Provision	1,945	1,296	504	1,111	3,560	3,192

Non-Interest Income:
Investment Securities Transactions	(93)	275	58	924	889	1,095
Fees from Trust & Brokerage Services	2,813	2,837	2,741	2,758	8,312	8,070
Fees from Deposit Services	7,216	7,594	7,002	6,491	20,709	22,765
Other Charges, Commissions, and Fees	1,569	1,273	1,515	1,331	4,415	3,641
Income from Mortgage Banking Operations	337	148	227	126	690	558
Other Non-Interest Revenue	1,194	1,737	1,816	1,289	4,299	4,999

Total Non-Interest Income	13,036	13,864	13,359	12,919	39,314	41,128

Non-Interest Expense:
Salaries and Employee Benefits	15,205	15,328	14,921	14,066	44,192	43,614
Net Occupancy	3,113	3,026	3,051	3,095	9,259	9,272
Other Expenses	11,341	10,954	11,721	10,698	33,760	33,516
Prepayment Penalties on FHLB Advances	—	16,006	—	—	—	16,006
Amortization of Intangibles	560	658	586	611	1,757	2,091
OREO Expense	155	128	150	120	425	377
FDIC Expense	142	152	148	151	441	473

Total Non-Interest Expense	30,516	46,252	30,577	28,741	89,834	105,349

Income from Continuing Operations Before Income Taxes (FTE)	40,558	21,151	38,704	38,822	118,084	92,221

Tax Equivalent Adjustment	3,325	2,666	2,968	2,765	9,058	8,469

Income from Continuing Operations Before Income Taxes	37,233	18,485	35,736	36,057	109,026	83,752

Taxes	11,784	5,734	11,222	11,297	34,303	25,937

Income from Continuing Operations	25,449	12,751	24,514	24,760	74,723	57,815

Gain on Sale of Discontinued Operations	—	17,000	—	—	—	17,000
Other Operating Income	—	92	—	—	—	3,780

Income from Discontinued Operations Before Income Taxes	—	17,092	—	—	—	20,780

Taxes	—	5,299	—	—	—	6,333

Income from Discontinued Operations	—	11,793	—	—	—	14,447

Net Income	$25,449	$24,544	$24,514	$24,760	$74,723	$72,262

MEMO: Effective Tax Rate	31.65%	31.01%	31.40%	31.33%	31.46%	30.87%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Discontinued Operations Statements of Income

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2005	2004	2005	2005	2005	2004
Interest & Loan Fees Income	$—	$—	$—	$—	$—	$6,850
Interest Expense	—	—	—	—	—	1,543

Net Interest Income	—	—	—	—	—	5,307

Non-Interest Income:
Service Charges, Commissions, and Fees	—	—	—	—	—	565
Income from Mortgage Banking Operations	—	92	—	—	—	15,271
Gain on Sale of Discontinued Operations	—	17,000	—	—	—	17,000

Total Non-Interest Income	—	17,092	—	—	—	32,836

Non-Interest Expense:
Salaries and Employee Benefits	—	—	—	—	—	13,574
Net Occupancy	—	—	—	—	—	985
Other Expenses	—	—	—	—	—	2,804

Total Non-Interest Expense	—	—	—	—	—	17,363

Income from Discontinued Operations Before Income Taxes	—	17,092	—	—	—	20,780

Taxes	—	5,299	—	—	—	6,333

Income from Discontinued Operations	$—	$11,793	$—	$—	$—	$14,447

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	September 30	September 30
	2005	2004	September 30	December 31	September 30
	Q-T-D Average	Q-T-D Average	2005	2004	2004
Cash & Cash Equivalents	$175,238	$206,295	$219,548	$153,465	$163,560

Securities Available for Sale	1,233,756	1,196,746	1,219,069	1,277,160	1,272,347
Held to Maturity Securities	231,130	233,252	230,709	233,282	233,416

Total Securities	1,464,886	1,429,998	1,449,778	1,510,442	1,505,763

Total Cash and Securities	1,640,124	1,636,293	1,669,326	1,663,907	1,669,323

Loans Held for Sale	4,734	2,506	4,826	3,981	1,410

Commercial Loans	2,517,134	2,241,393	2,564,755	2,440,154	2,283,854
Mortgage Loans	1,623,960	1,540,198	1,645,595	1,579,792	1,571,217
Consumer Loans	400,001	424,344	396,765	404,756	419,326

Gross Loans	4,541,095	4,205,935	4,607,115	4,424,702	4,274,397

Unearned Income	(6,522)	(6,169)	(6,709)	(6,426)	(6,183)

Loans, Net of Unearned Income	4,534,573	4,199,766	4,600,406	4,418,276	4,268,214

Allowance for Loan Losses	(43,589)	(50,414)	(43,617)	(43,365)	(45,219)

Goodwill	166,916	167,289	167,487	166,926	166,971
Other Intangibles	5,357	7,812	5,062	6,819	7,454

Total Intangibles	172,273	175,101	172,549	173,745	174,425

Real Estate Owned	2,524	4,033	2,037	3,692	4,234
Other Assets	217,491	212,263	227,517	215,735	217,264
Assets Related to Discontinued Operations	—	24,214	—	—	—

Total Assets	$6,528,130	$6,203,762	$6,633,044	$6,435,971	$6,289,651

MEMO: Earning Assets	$5,983,890	$5,641,063	$6,051,886	$5,910,493	$5,746,123

Interest-bearing Deposits	$3,619,271	$3,436,008	$3,626,297	$3,412,224	$3,414,149
Noninterest-bearing Deposits	935,972	859,238	983,435	885,339	890,911

Total Deposits	4,555,243	4,295,246	4,609,732	4,297,563	4,305,060

Short-term Borrowings	720,313	631,826	761,394	906,958	730,825
Long-term Borrowings	556,798	585,779	556,533	533,755	561,166

Total Borrowings	1,277,111	1,217,605	1,317,927	1,440,713	1,291,991

Other Liabilities	51,700	47,448	67,818	66,188	62,028
Liabilities Related to Discontinued Operations	—	23,661	—	—	—

Total Liabilities	5,884,054	5,583,960	5,995,477	5,804,464	5,659,079

Common Equity	644,076	619,802	637,567	631,507	630,572

Total Shareholders’ Equity	644,076	619,802	637,567	631,507	630,572

Total Liabilities & Equity	$6,528,130	$6,203,762	$6,633,044	$6,435,971	$6,289,651

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2005	2004	2005	2005	2005	2004
Quarterly/Year-to-Date Share Data:

Earnings Per Share from Continuing Operations:
Basic	$0.60	$0.29	$0.57	$0.58	$1.75	$1.33
Diluted	$0.59	$0.29	$0.57	$0.57	$1.73	$1.31

Earnings Per Share from Discontinued Operations:
Basic	$—	$0.27	$—	$—	$—	$0.33
Diluted	$—	$0.27	$—	$—	$—	$0.33

Earnings Per Share:
Basic	$0.60	$0.56	$0.57	$0.58	$1.75	$1.66
Diluted	$0.59	$0.56	$0.57	$0.57	$1.73	$1.64

Common Dividend Declared Per Share	$0.26	$0.26	$0.26	$0.26	$0.78	$0.76

High Common Stock Price	$38.47	$36.09	$36.45	$38.62	$38.62	$36.09
Low Common Stock Price	$33.91	$30.35	$29.82	$32.00	$29.82	$29.15

Average Shares Outstanding: (Net of Treasury Stock):
Basic	42,383,810	43,319,414	42,659,573	42,900,416	42,648,080	43,503,066
Diluted	42,918,552	43,858,149	43,121,982	43,418,579	43,153,673	44,043,491

Memorandum Items:

Tax Applicable to Security Transactions	$(33)	$96	$20	$323	$311	$383

Common Dividends	$11,009	$10,892	$11,072	$11,138	$33,219	$32,675

	September	September	June	March
	2005	2004	2005	2005
EOP Share Data:

Book Value Per Share	$15.09	$14.59	$14.97	$14.65
Tangible Book Value Per Share	$11.01	$10.55	$10.91	$10.60

52-week High Common Stock Price	$39.35	$36.09	$39.35	$39.35
Date	12/02/04	09/17/04	12/02/04	12/02/04
52-week Low Common Stock Price	$29.82	$28.92	$29.82	$29.15
Date	04/29/05	10/24/03	04/29/05	05/10/04

EOP Shares Outstanding (Net of Treasury Stock):	42,246,551	43,220,548	42,517,597	42,790,954

Memorandum Items:

EOP Employees (full-time equivalent)	1,349	1,393	1,302	1,319

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2005	2004	2005	2005	2005	2004
Selected Yields and Net Interest Margin:

Loans	6.43%	5.68%	6.20%	6.03%	6.22%	5.68%
Investment Securities	5.38%	4.68%	4.85%	4.68%	5.00%	4.59%
Money Market Investments/FFS	3.94%	1.13%	2.77%	1.94%	2.84%	1.29%
Average Earning Assets Yield	6.17%	5.38%	5.86%	5.67%	5.91%	5.38%
Interest-bearing Deposits	2.15%	1.43%	1.92%	1.73%	1.94%	1.39%
Short-term Borrowings	2.56%	0.97%	2.21%	1.87%	2.22%	0.95%
Long-term Borrowings	6.09%	5.13%	5.63%	5.39%	5.70%	4.67%
Average Liability Costs	2.66%	1.84%	2.41%	2.22%	2.43%	1.86%
Net Interest Spread	3.51%	3.54%	3.45%	3.45%	3.48%	3.52%
Net Interest Margin	4.00%	3.86%	3.88%	3.85%	3.91%	3.83%

Selected Financial Ratios:

Return on Average Common Equity	15.68%	15.75%	15.50%	15.71%	15.63%	15.44%
Return on Average Assets	1.55%	1.57%	1.55%	1.58%	1.56%	1.53%
Efficiency Ratio	40.76%	53.17%	42.80%	41.34%	41.62%	50.56%

	September		September		June		March
	2005		2004		2005		2005
Loan / Deposit Ratio	99.80%		99.14%		100.19%		100.93%
Allowance for Loan Losses/ Loans, Net of Unearned Income	0.95%		1.06%		0.96%		0.99%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.13%		1.21%		1.14%		1.17%
Nonaccrual Loans / Loans, Net of Unearned Income	0.17%		0.15%		0.21%		0.14%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.15%		0.13%		0.13%		0.08%
Non-performing Loans/ Loans, Net of Unearned Income	0.32%		0.28%		0.34%		0.22%
Non-performing Assets/ Total Assets	0.25%		0.26%		0.27%		0.20%
Primary Capital Ratio	10.32%		10.76%		10.46%		10.66%
Shareholders’ Equity Ratio	9.61%		10.03%		9.75%		9.93%
Price / Book Ratio	2.32	x	2.37	x	2.38	x	2.26	x
Price / Earnings Ratio	14.74	x	15.84	x	15.66	x	14.53	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	September	September	December	June	March
	2005	2004	2004	2005	2005
Asset Quality Data:

EOP Non-Accrual Loans	$7,868	$6,364	$6,352	$9,510	$5,955
EOP 90-Day Past Due Loans	6,831	5,447	4,425	5,955	3,565

Total EOP Non-performing Loans	$14,699	$11,811	$10,777	$15,465	$9,520

EOP Other Real Estate & Assets Owned	2,037	4,234	3,692	2,410	2,974

Total EOP Non-performing Assets	$16,736	$16,045	$14,469	$17,875	$12,494

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2005	2004	2005	2005	2005	2004
Allowance for Credit Losses:(1)
Beginning Balance	$51,633	$51,379	$51,424	$51,353	$51,353	$51,309
Provision Expense	1,945	1,296	504	1,111	3,560	3,192

	53,578	52,675	51,928	52,464	54,913	54,501
Gross Charge-offs	(1,946)	(1,840)	(1,039)	(1,538)	(4,523)	(4,678)
Recoveries	363	640	744	498	1,605	1,652

Net Charge-offs	(1,583)	(1,200)	(295)	(1,040)	(2,918)	(3,026)

Ending Balance	$51,995	$51,475	$51,633	$51,424	$51,995	$51,475

Note: (1) Includes allowances for loan losses and lending-related commitments.